                                                                   EXHIBIT 10.34


                        CFC CONSOLIDATING LOAN AGREEMENT

         AGREEMENT, dated March 30, 1993, between CAP ROCK ELECTRIC COOPERATIVE, INC., (herein called the "Borrower"), a corporation organized and existing under the laws of the State of Texas (the "State") and NATIONAL RURAL UTILITIES COOPERATIVE FINANCE CORPORATION (herein called "CFC"), a corporation organized and existing under the laws of the District of Columbia.

                                    RECITALS

         WHEREAS, the Borrower is a corporation that survives the consolidation of Cap Rock Electric Cooperative, Inc. and Lone Wolf Electric Cooperative, Inc. (collectively, the "Consolidating Cooperatives"), and

         WHEREAS, the Consolidating Cooperatives hereto have previously entered into loan agreements dated as of the dates set forth in Schedule I hereto (the "Previous Loan Agreements") and the Consolidating Cooperatives have issued notes to CFC in connection therewith; and

         WHEREAS, the Borrower has succeeded to the respective rights and assumed the respective obligations of the Consolidating Cooperatives, and

         WHEREAS, CFC and the Borrower desire to amend and restate the Previous Loan Agreements and Notes as provided for herein and the Borrower will, assume such debt;

         NOW, THEREFORE, for and in consideration of the premises and the mutual covenants hereinafter contained, the parties here to agree and bind themselves as follows:

                                    ARTICLE I

                          REPRESENTATIONS AND WARRANTIES

         SECTION 1.  The Borrower represents and warrants that:

         A. GOOD STANDING. The Borrower is a corporation duly incorporated and validly existing under the laws of the State, is duly qualified in those states in which it is required to be qualified to conduct its business and has corporate power to make and perform this Agreement, to borrow hereunder and to give security as provided for herein.

         B. AUTHORITY. The execution, delivery and performance by the Borrower of this Agreement, the Note (as hereinafter defined) and the Mortgage (as defined in Schedule I hereto) and the performance of the transactions contemplated thereby have been duly authorized by all necessary corporate action and will not violate any provision of law or of the Articles of Incorporation or By-Laws of the Borrower or result in a breach of, or constitute a default under, any agreement, indenture or other instrument to which the Borrower is a party or by

Consolidated Loan Agreement
C37 Class A & B
REA Borrower, Mortgage
TX 107.MGR   (MAK)
which it may be bound. The Borrower is not in default of any of its obligations to the Rural Electrification Administration (herein called "REA").

         C. LITIGATION. There are no suits or proceedings pending or to the knowledge of the Borrower threatened against or affecting the Borrower or its properties which, if adversely determined, would have a material adverse effect upon the financial condition or the business of the Borrower. The Borrower is not, to its knowledge, in default with respect to any judgment, order, rule or regulation of any court, governmental agency or other instrumentality which would have a material adverse effect on the Borrower.

         D. FINANCIAL STATEMENTS. The balance sheet of the Borrower most recently submitted to CFC as at the date thereof and the statement of operations of the Borrower for the period ending on said date, are complete and correct. Said balance sheet fairly presents the financial condition of the Borrower as at said date and said statement of operations fairly reflects its operations for the period ending on said date. The Borrower has no contingent obligation or unusual forward or long-term commitments except as specifically stated in said balance sheet or herein. There has been no material adverse change in the financial condition or operations of the Borrower from that set forth in said financial statements except changes disclosed in writing to CFC. The Borrower has heretofore furnished to CFC true and complete copies of its financial and statistical reports to the REA on REA Form 7 (or any successor form) for the month of December for each of the three most recent calendar years, and a copy of its most recent such report on REA Form 7 (or any successor form) and the facts stated therein are true.

         E. LOCATION OF OFFICE. The chief place of business of the Borrower and the office where its records concerning accounts and contract rights are kept is identified in Schedule l hereto.

         F. LOCATION OF PROPERTIES. All property owned by the Borrower is located in the counties identified in Schedule l hereto.

         G. NO OTHER LIENS. As to property which is presently included in the description of Mortgaged Property (as that term is defined in the Mortgage), the Borrower has not, without the prior written approval of CFC, signed any security agreement or filed or permitted to be filed any financing statement with respect to assets owned by it, other than security agreements and financing statements running in favor of REA and/or CFC, except as disclosed in writing to CFC prior to the date hereof.

         H. REQUIRED APPROVALS. No license, consent or approval of any governmental agency or authority is required to enable the Borrower to enter into this Agreement or to perform any of its obligations provided for herein except that of the REA, and except as disclosed in Schedule l hereto.

         I. SURVIVAL. All representations and warranties made by the Borrower herein or made in any certificate delivered pursuant here to shall survive the making of the Advances (as hereinafter defined) and the execution and delivery to CFC of the Note.

         If the Borrower elects a fixed interest rate, the rate shall equal the CFC long-term rate at the time of each Advance for loans similarly classified pursuant to the long-term loan programs established by CFC from time to time. Such rate shall apply until a date, determined by CFC, approximately seven years after the first Advance (the "Adjustment Date"), written notice of which shall be provided to the Borrower at least 90 days prior to the Adjustment Date. After the Adjustment Date, the interest rate shall be computed in like manner and fixed by CFC from time to time; provided, however, that CFC will not change any such fixed interest rate without giving the Borrower at least 60 days prior written notice (any such 90-day or 60-day notification period being herein called a "Notification Period" and such period from January 1 to December 31 immediately following a Notification Period being herein called a "Repricing Period").

         If the Borrower elects a variable interest rate, the rate for each month shall be equal to the rate established by CFC for such month for variable interest rate long-term loans similarly classified pursuant to the long-term loan programs established by CFC from time to time. Such variable interest rate shall apply until the Maturity Date of the Note unless the Borrower elects to convert to a fixed rate pursuant to the terms hereof.

         The Borrower may, at any time, convert from a variable interest rate to a converted fixed interest rate provided that the Borrower submits to CFC a resolution of its Board of Directors requesting such conversion. The converted fixed interest rate shall be equal to the rate of interest quoted by CFC and communicated, or generally made known, to borrowers from CFC on the date an authorized representative of the Borrower requests such conversion. Such quoted rate shall remain available to the Borrower for 30 days; it being understood and agreed that the effective date of such quoted rate as to all amounts outstanding on the Note shall be the day after the Payment Date next following receipt by CFC of the resolution referred to in the preceding sentence. Upon the election of the Borrower to convert to a converted fixed rate, such rate shall remain in effect for seven years beginning the January l next following the effective date of such converted fixed interest rate; provided that during the period from January l to December 31 of the seventh year (which shall be considered a Repricing Period), the Borrower may elect either a variable interest rate or a fixed interest rate pursuant to the long-term loan policies then in effect and applicable to long-term loans similarly classified. CFC agrees that its long-term loan policies will include a fixed interest rate option until the Maturity Date.

         The Borrower may at any time convert from a fixed interest rate to a variable interest rate, if the Borrower: (i) submits to CFC a resolution of its Board of Directors requesting that the variable interest rate apply to any outstanding loan balance and future Advances; and (ii) pays to CFC, promptly upon receipt of an invoice, a conversion fee calculated pursuant to the long-term loan policies of CFC for long-term loans similarly classified.

         SECTION 2.4. PREPAYMENT. Subject to the terms of the Mortgage, the Borrower may at any time or from time to time, on not less than 30 days' written notice to CFC, prepay the Note in whole, or in part together with the interest accrued to the date of prepayment and any prepayment premium that CFC may from time to time prescribe. Each prepayment on the Note shall be applied in payment of installments of principal of the Note in inverse order of their maturity.

                                   ARTICLE III

                              CONDITIONS OF LENDING

         SECTION 3. The obligation of CFC to make any Advance hereunder is subject to satisfaction of the following conditions:

         A. LEGAL MATTERS. All legal matters incident to the consummation of the transactions hereby contemplated shall be satisfactory to counsel for CFC and, as to all matters of local law, to such local counsel as counsel for CFC may associate with them.

         B. DOCUMENTS. CFC shall have been furnished with executed copies, satisfactory to CFC, of this Agreement, the Note and the Mortgage and certified copies, satisfactory to CFC, of all such corporate documents and proceedings of the Borrower authorizing the transactions hereby contemplated as CFC or its counsel shall require. CFC shall have received an opinion of counsel for the Borrower: (i) substantially in the form of Exhibit B hereto; and (ii) addressing such other legal matters as CFC or its counsel shall reasonably require.

         C. GOVERNMENT APPROVALS. The Borrower shall have furnished to CFC true and correct copies of all certificates, authorizations and consents, including without limitation the consents referred to in Section 1.H. hereof, necessary for the execution, delivery or performance by the Borrower of this Agreement, the Note and the Mortgage.

         D. REPRESENTATIONS AND WARRANTIES. The representations and warranties contained in Article I shall (except as affected by the transactions contemplated by this Agreement) be true on the date of the making of each Advance hereunder with the same effect as though such representations and warranties had been made on such date; no Event of Default specified in Article V and no event which, with the lapse of time or the notice and lapse of time specified in Article V would become such an Event of Default, shall have occurred and be continuing or will have occurred after giving effect to the Advance on the books of the Borrower; there shall have occurred no material adverse change in the business or condition, financial or otherwise, of the Borrower; and nothing shall have occurred which in the opinion of CFC and REA materially and adversely affects the Borrower s ability to meet its obligations hereunder.

         E. MORTGAGE FILING. The Mortgage shall have been duly recorded as a mortgage on real property and duly filed, recorded or indexed as a security interest in personal property wherever CFC shall have requested, all in accordance with applicable law, and the Borrower shall have caused satisfactory evidence thereof to be furnished to CFC.

         F. SPECIAL CONDITIONS. The Borrower shall have complied with any special conditions listed in Schedule l hereto.

         G. REQUISITIONS. The Borrower will requisition all Advances by submitting its requisition to CFC on REA Form 595 or such other requisition in form and substance satisfactory to CFC. Requisitions shall be made only for the purpose of paying the costs associated with the Project. If the requisition is approved by CFC, CFC will seek to obtain REA approval of the requisition. CFC will make the requested Advance only if REA approval is obtained. The Borrower agrees to apply the proceeds of the Advances in accordance with its loan application with such modifications as may be mutually agreed upon and to deposit all funds advanced hereunder in its Trustee Special Construction Fund Account.

                                   ARTICLE IV

                              AFFIRMATIVE COVENANTS

         SECTION 4. After the date hereof and until payment in full of the Note and performance of all obligations of the Borrower hereunder, the Borrower agrees that it will:

         A. MEMBERSHIP. Remain a member in good standing of CFC.

         B. ANNUAL REPORT. Promptly upon its becoming available, furnish to CFC a true and correct copy of the annual report of the Borrower to the United States Department of the Treasury on Form 990 or any successor form thereto.

         C. FINANCIAL RATIOS. Subject to applicable laws and rules and orders of regulatory bodies, and to events in the judgment of CFC beyond the control of the Borrower, so operate and manage its business as to achieve both a Times Interest Earned Ratio (as hereinafter defined and herein called "TIER") of not less than 1.5, and a Debt Service Coverage Ratio (as hereinafter defined and herein called "DSC") of not less than 1.25, each of said ratios being determined by averaging the two highest annual ratios during the most recent three calendar years. For the purpose of this subsection (C): TIER shall mean the ratio determined in each year by adding Patronage Capital and Margins (as computed for purposes of line A.27 on REA Form 7, rev. 8/88, and, if applicable, line A.17 on said REA Form 7, or the comparable items on a successor form) to Interest Expense (as computed for purposes of line A.15 on said REA Form 7, or the comparable item on a successor form, minus an amount as computed for purposes of line A.16 on said Form 7, or the comparable item on a successor form), and dividing the total so obtained by Interest Expense (as so computed); DSC shall mean the ratio determined in each year by adding Patronage Capital and Margins and Interest Expense (each computed as set forth above) to Depreciation and Amortization Expense (as computed for the purpose of line A.12 on said Form 7, or the comparable item on a successor form), and dividing the total so obtained by an amount equal to the sum of all payments of principal and interest required to be made during such year on account of Total Long-Term Debt (as computed for the purpose of line C.35 on said REA Form 7, or the comparable item on a successor form).

         D. ANNUAL CERTIFICATE. Within 60 days after the close of each calendar year, commencing with the year following the year in which the initial Advance hereunder shall have been made, deliver to CFC a written statement signed by its

General Manager, stating that said person has furnished to the governing board of the Borrower a report of the activities of the Borrower, and of its performance under this Agreement, the Note and the Mortgage, during such year, and that to the best of said person's knowledge, the Borrower has fulfilled all of its obligations under this Agreement, the Note, and the Mortgage throughout such year or, if there has been a default in the fulfillment of any such obligations, specifying each such default known to said person and the nature and status thereof.

         E. LOAN CERTIFICATE PURCHASE. The Borrower has satisfied the requirements as of the date hereof for the purchase of Purchase a Loan Capital Term Certificates. The LCTC's shall bear not interest and shall mature on the Maturity Date.

         F. SPECIAL AFFIRMATIVE COVENANTS. Comply with any and all special affirmative covenants as listed in Schedule 1.

                                   ARTICLE V

                               EVENTS OF DEFAULT

         SECTION 5. The following shall be Events of Default under this
Agreement:

         A. REPRESENTATIONS AND WARRANTIES. Any representation or warranty made by the Borrower in Article I hereof or any certificate furnished to CFC hereunder shall prove to have been incorrect in any material respect at the time made and shall at the time in question be untrue or incorrect in any material respect and remain uncured;

         B. PAYMENT. Default shall be made in the payment of or on account of interest on or principal of the Note when and as the same shall be due and payable, whether by acceleration or otherwise, which shall remain unsatisfied for 5 business days;

         C. OTHER COVENANTS. Default by the Borrower in the observance or performance of any other covenant or agreement contained in this Loan Agreement, in the Note or the Mortgage, which shall remain unremedied for 30 calendar days after written notice thereof shall have been given to the Borrower by CFC;

         D. CORPORATE EXISTENCE. The Borrower shall forfeit or otherwise be deprived of its corporate charter, franchises, permits, easements, consents or licenses required to carry on any material portion of its business;

         E. OTHER OBLIGATIONS. Default by the Borrower in the payment of any obligation, whether direct or contingent, for borrowed money or in the performance or observance of the terms of any instrument pursuant to which such obligation was created or securing such obligation;

         F. BANKRUPTCY. A court having jurisdiction in the premises shall enter a decree or order for relief in respect of the Borrower in an involuntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or appointing a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official, or order the winding up or liquidation of its affairs, and such decree or order shall remain unstayed and in effect for a period of 90 consecutive days or the Borrower shall commence a voluntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or under any such law, or consent to the appointment or taking possession by a receiver, liquidator, assignee, custodian or trustee, of a substantial part of its property, or make any general assignment for the benefit of creditors; or

         G. DISSOLUTION OR LIQUIDATION. Other than as provided in subsection
F. above, the dissolution or liquidation of the Borrower, or failure by the Borrower promptly to forestall or remove any execution, garnishment or attachment of such consequence as will impair its ability to continue its business or fulfill its obligations and such execution, garnishment or attachment shall not be vacated within 30 days. The term "dissolution or liquidation of the Borrower", as used in this subsection, shall not be construed to include the cessation of the corporate existence of the Borrower resulting either from a merger or consolidation of the Borrower into or with another corporation following a transfer of all or substantially all its assets as an entirety, under the conditions permitting such actions.

                                  ARTICLE VI

                                   REMEDIES

         SECTION 6. If any of the Events of Default listed in Section 5 hereof shall occur after the date of this Agreement and shall not have been remedied, then CFC may pursue all rights and remedies available to CFC that are contemplated by the Mortgage in the manner, upon the conditions, and with the effect provided in the Mortgage, including but not limited to a suit for specific performance, injunctive relief or damages. Nothing herein shall limit the right of CFC to pursue all rights and remedies available to a creditor following the occurrence of an Event of Default listed in Section S.F. hereof. Each right, power and remedy of CFC shall be cumulative and concurrent, and recourse to one or more rights or remedies shall not constitute a waiver of any other right, power or remedy.

                                  ARTICLE VII

                                 MISCELLANEOUS

         SECTION 7.1. NOTICES. All notices, requests and demands shall be given to or made upon the respective parties hereto as follows:

                  National Rural Utilities
                     Cooperative Finance Corporation
                  Woodland Park
                  2201 Cooperative Way
                  Herndon, Virginia 22071
                  Attention:  Governor

                  The Borrower:

                  The address set forth in Schedule 1 here to

or in such other manner, as to either party hereto, as such party shall designate by written notice to the other party hereto.

         SECTION 7.2. EXPENSES. The Borrower will pay all costs and expenses of CFC, including reasonable fees of counsel, incurred in connection with the enforcement of this Agreement, the Note, the Mortgage and the other instruments provided for herein or with the preparation for such enforcement if CFC has reasonable grounds to believe that such enforcement may be necessary.

         SECTION 7.3. LATE PAYMENTS. If payment of any principal and/or interest due under the terms of the Note is not received at CFC's office in Herndon, Virginia, or such location as CFC may designate to the borrower within 5 business days after the due date thereof or such other time period as CFC may prescribe in is policies (such unpaid amount of principal and/or interest being herein called the "delinquent amount", and the period beginning after such due date until payment of the delinquent amount being herein called the "late-payment period"), the Borrower will pay to CFC, in addition to all other amounts due under the terms of the Note, the Mortgage and this Agreement, any late-payment charge as may be fixed by CFC from time to time on the delinquent amount for the late-payment period.

         SECTION 7.4. FILING FEES. To the extent permitted by law, the Borrower agrees to pay all expenses of CFC (including the reasonable fees and expenses of its counsel) in connection with the enforcement of this Agreement, the collection of amounts due hereunder or on account of the Note or the filing or recordation of all financing statements and instruments as may be required by CFC in connection with this Agreement, including, without limitation, all documentary stamps, recordation and transfer taxes and other costs and taxes incident to recordation of any document or instrument in connection herewith. Borrower agrees to save harmless and indemnify CFC from and against any liability resulting from the failure to pay any required documentary stamps, recordation and transfer taxes, recording costs, or any other expenses incurred by CFC in connection with this Agreement. The provisions of this subsection shall survive the execution and delivery of this Agreement and the payment of all other amounts due hereunder or due on the Note.

         SECTION 7.5. NO WAIVER. No failure on the part of CFC to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof nor shall any single or partial exercise by CFC of any right hereunder preclude any other or further exercise thereof or the exercise of any other right.

         SECTION 7.6. GOVERNING LAW. THIS AGREEMENT AND THE DOCUMENTS PROVIDED FOR HEREIN SHALL BE DEEMED TO BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF VIRGINIA.

         SECTION 7.7. HOLIDAY PAYMENTS. If any payment to be made by the Borrower hereunder shall become due on a Saturday, Sunday or business holiday under the laws of the Commonwealth of Virginia such payment shall be made on the next succeeding business day and such extension of time shall be included in computing any interest in respect of such payment.

         SECTION 7.8. RESCISSION FEE. The Borrower may elect not to borrow all or any portion of the CFC Commitment in which event CFC shall release the Borrower from its obligations hereunder provided the Borrower complies with such terms and conditions as CFC may impose for such release including, without limitation, payment of any rescission fee that CFC may from time to time prescribe.

         SECTION 7.9. AMENDING DOCUMENT, MODIFICATIONS. This Amending Loan Agreement, including all attachments and matters incorporated by reference, contains the entire agreement of the parties here to with respect to the matters covered and the transactions for the Previous Loan Agreements. Not modification or waiver of any provision of this Agreement or the Note and no consent to any departure by Borrower therefrom, shall in any event be effective unless the same shall be in writing.

         SECTION 7.10. MERGER AND INTEGRATION. This Agreement and the attached Exhibits and matters incorporated by reference contain the entire agreement of the parties hereto with respect to the matters covered and the transactions contemplated hereby.

         SECTION 7.11. HEADINGS. The headings and subheadings contained in the titling of this Agreement are intended to be used for convenience only and do not constitute part of this Agreement.

         SECTION 7.12. SEVERABILITY. If any term, provision or condition, or any part thereof, of this Agreement or the Mortgage shall for any reason be found or held invalid or unenforceable by any court or governmental agency of competent jurisdiction, such invalidity or unenforceability shall not affect the remainder of such term, provision or condition nor any other term, provision or condition, and this Agreement, the Note, and the Mortgage shall survive and be construed as if such invalid or unenforceable term, provision or condition had not been contained therein.

         SECTION 7.13. SCHEDULE 1. Schedule 1 attached hereto is an integral part of this Agreement.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.

                                       CAP ROCK ELECTRIC COOPERATIVE, INC.

(SEAL)

                                       By:    /s/ Russell E. Jones
                                          ----------------------------
                                                    Chairman

Attest:  /s/ Alfred G. Schwartz
       ----------------------------
               Secretary

                                       NATIONAL RURAL UTILITIES
                                       COOPERATIVE FINANCE CORPORATION

(SEAL)

                                       By: /s/ illegible
                                          ----------------------------
                                                   Governor

ATTEST: /s/ illegible
       ----------------------------
            Assistant Secretary

                                   SCHEDULE I

1. The Previous Loan Agreements referred to in the recitals are as follows:

         Note                   Loan                         Original                       Maturity
         Designation            Agreement                    Principal Amount               Date
         -----------            ---------                    ----------------               ----
Cap Rock Electric Cooperative, Inc.

         9001                   9/21/88                              109,000                5/15/2008
         9002                   9/21/88                              158,000                10/21/2009
         9004                   9/21/88                              565,000                8/14/2010
         9008                   9/21/88                            2,330,000                7/27/2013
         9012                   9/21/88                            3,692,000                3/18/2017
         9013                   9/21/88                            4,186,316                9/24/2020
         9014                   4/19/89                            5,161,290                9/25/2022
         9015                   4/19/89                            4,000,000                9/25/2022
         9016                   4/19/89                            4,000,000                9/25/2022
         9017                   4/19/89                            4,000,000                9/25/2022
         9018                   3/22/90                            4,301,075                3/22/2025
         9019                   3/22/90                            2,365,591                3/22/2025
         9020                   3/22/90                            4,301,075                3/22/2025
         9021                   3/22/90                            3,763,441                3/22/2025
         9022                   3/22/90                            3,225,806                3/22/2025
         9024                   3/10/92                              846,411                3/10/2027
         9025                   3/10/92                              846,411                3/10/2027
         9026                   3/10/92                              846,411                3/10/2027
         9027                   3/10/92                              846,411                3/10/2027

Lone Wolf Electric Cooperative, Inc.

         9001                   11/12/71                              10,000                2/17/2007
         9004                   1/12/77                              105,000                3/28/2012
         9011                   6/11/79                              146,000                10/16/2014
         9012                   4/17/81                              641,000                6/4/2016
         9013                   2/1/84                               257,000                5/15/2019
         9008                   9/15/86                              390,625                1/20/2022


2. The term "Mortgage" as used in this Agreement shall mean the Restated Mortgage and Security Agreement, dated as of even date herewith, among the Borrower, CFC and REA, as it may have been or shall be supplemented, amended, consolidated or restated from time to time.

3. The chief place of business of the Borrower, referred to in Section 1.E. is West Loop 214, Stanton, Texas 79782-0700.

4.       The governmental authority referred to in Section l.H is N/A.

5. All of the property of the Borrower is located in the Counties of Andrews, Borden, Dawson, Ector, Fisher, Glasscock, Howard, Irion, Martin, Midland, Mitchell, Nolan, Reagan, Scurry, Sterling, Tom Green and Upton.

6. The term "CFC Commitment" as referred to in Section 2.1 is $17,074,468.00.

7. The months referred to in the first paragraph of Section 2.2. are February, May, August and November.

8. Amortization of Advances shall be based upon the method indicated below:

                               level principal
                  ----------

                      XX       level debt service
                  ----------

9.       The special condition(s) referred to in Section 3.F. is (are): N/A

10.      The special affirmative covenant(s) referred to in Section 4.F. is
         (are): N/A

11. The address of the Borrower referred to in Section 7.1. is West Loop 214, P.O. Box 700, Stanton, TX 79782-0700.

         IN WITNESS WHEREOF the Borrower has caused this Note to be signed in its corporate name and its corporate seal to be hereunto affixed and to be attested by its duly authorized officers, all as of the day and year first above written.


                                           CAP ROCK ELECTRIC COOPERATIVE, INC.
(SEAL)

Attest:                                    By:
       -------------------------------        -------------------------------
                (Secretary)                             (President)


Loan No.:  TX 107-C-9028

                                                                     Exhibit A-2

                                  SUBSTITUTE
                            SECURED PROMISSORY NOTE

$105,000.00                                                            , 19


CAP ROCK ELECTRIC COOPERATIVE, INC., a Texas corporation (herein called the "Borrower"), for value received promises to pay, without setoff, deduction, recoupment or counterclaim, to the order of NATIONAL RURAL UTILITIES COOPERATIVE FINANCE CORPORATION (herein called the "Payee") at its office in Herndon, Virginia, the sum of the aggregate unpaid principal amount of all Advances made by the Payee pursuant to the Loan Agreement dated as of even date herewith, between the Borrower and the Payee (herein called the "Loan Agreement"), with interest thereon from the respective dates of each Advance hereunder at the rate of 8.25% per annum, in lawful money of the United Sates, in installments as follows: interest only accrued on said principal amount to the last day of February, May, August and November next ensuing the termination date (as such term is defined in said Loan Agreement, shall be paid on or before said day, and thereafter equal quarterly installments in the amounts shown in the Payment Schedule (described herein below) shall be paid on the last day of each February, May, August and November; except that, if not sooner paid, any balance of the principal amount and interest accrued thereon shall be due and payable on March 28, 2012 (such date being the "Maturity Date"). Each quarterly instalment shall be applied first to interest accrued on the principal amount to the due date of such installment (or, at the election of the holder hereof, to the date of payment of such installment if the same is not paid on its due date) and the balance to the reduction of principal. All Advances made by the Payee pursuant to said Loan Agreement shall be endorsed by the Payee on the reverse side hereof on or before any assignment or transfer hereof by the Payee. On or after the Termination Date (as so defined), the Payee will furnish to the Borrower a Payment Schedule indicating the precise amount of each quarterly installment of principal and interest, and the total amount of each such quarterly installment, to be paid by the Borrower pursuant to such Payment Schedule.

         The Borrower may at its option make prepayments of the principal hereof, in the manner and to the extent provided in said Loan Agreement.

         This Note is secured by a Restated Mortgage and Security Agreement dated as of even date herewith, among the Borrower, the Payee and the United States of America, as it may have been or shall be supplemented, amended, consolidated or restated from time to time (herein called the "Mortgage"). This Note is executed as a renewal of the Secured Promissory Note dated as of March 28, 1977 and executed to the order of the Payee. This Note is the Note referred to in, and has been executed and delivered pursuant to the Loan Agreement. This Note is the Note referred to in, and has been executed and delivered pursuant to, the Loan Agreement.

         IN WITNESS WHEREOF the Borrower has caused this Note to be signed in its corporate name and its corporate seal to be hereunto affixed and to be attested by its duly authorized officers, all as of the day and year first above written.


                                           CAP ROCK ELECTRIC COOPERATIVE, INC.
(SEAL)

Attest:                                    By:
       -------------------------------        -------------------------------
                (Secretary)                             (President)


Loan No.:  TX 107-C-9029

                                                                     Exhibit A-3

                                  SUBSTITUTE
                           SECURED PROMISSORY NOTE

$146,000.00                                                             , 19

CAP ROCK ELECTRIC COOPERATIVE, INC., a Texas corporation (herein called the "Borrower"), for value received promises to pay, without setoff, deduction, recoupment or counterclaim, to the order of NATIONAL RURAL UTILITIES COOPERATIVE FINANCE CORPORATION (herein called the "Payee") at the Payee's office in Herndon, Virginia, or such other place as Payee may designate, in lawful money of the United States, the sum of the aggregate unpaid principal amount of all Advances made by the Payee pursuant to the Loan Agreement dated as of even date herewith, between the Borrower and the Payee (herein called the "Loan Agreement"), on the dates provided in the Loan Agreement (except that if not sooner paid, any balance shall be due and payable on October 16, 2014, such date being the Maturity Date), with interest thereon in like money from the respective dates of each Advance (as defined in the Loan Agreement) hereunder, at the rate or rates and payable at the times provided in said Loan Agreement.

         All Advances made by the Payee pursuant to said Loan Agreement shall be endorsed by the Payee on the reverse side hereof on or before any assignment or transfer hereof by the Payee.

         This Note is secured under a Restated Mortgage and Security Agreement dated as of even date herewith, among the Borrower, the Payee and the United States of America, as it may have been or shall be supplemented, amended, consolidated or restated from time to time (herein called the "Mortgage"). This Note is executed as a renewal of the Secured Promissory Note dated as of October 16, 1979 and executed to the order of the Payee. This Note is the Note referred to in, and has been executed and delivered pursuant to, the Loan Agreement.

         Upon the occurrence of an event of default under the Mortgage, the principal hereof and interest accrued thereon may be declared to be forthwith due and payable in the manner, upon the conditions, and with the effect provided in the Mortgage.

         The Borrower waives demand, presentment for payment, notice of dishonor, protest, notice of protest, and notice of non-payment of this Note.

         IN WITNESS WHEREOF the Borrower has caused this Note to be signed in its corporate name and its corporate seal to be hereunto affixed and to be attested by its duly authorized officers, all as of the day and year first above written.


                                           CAP ROCK ELECTRIC COOPERATIVE, INC.
(SEAL)

Attest:                                    By:
       -------------------------------        -------------------------------
                (Secretary)                             (President)


Loan No.:  TX 107-C-9030

                                                                     Exhibit A-4
                                   SUBSTITUTE
                             SECURED PROMISSORY NOTE

$641,000.00                                                            , 19

CAP ROCK ELECTRIC COOPERATIVE, INC., a Texas corporation (herein called the "Borrower"), for value received promises to pay, without setoff, deduction, recoupment or counterclaim, to the order of NATIONAL RURAL UTILITIES COOPERATIVE FINANCE CORPORATION (herein called the "Payee") at its office in Herndon, Virginia, the sum of the aggregate unpaid principal amount of all Advances made by the Payee pursuant to the Loan Agreement dated as of even date herewith, between the Borrower and the Payee (herein called the "Loan Agreement"), with interest thereon from the respective dates of each Advance hereunder at the rate of 12.5% per annum, in lawful money of the United Sates, in installments as follows: interest only accrued on said principal amount to the last day of February, May, August and November next ensuing the termination date (as such term is defined in said Loan Agreement, shall be paid on or before said day, and thereafter equal quarterly installments in the amounts shown in the Payment Schedule (described herein below) shall be paid on the last day of each February, May, August and November; except that, if not sooner paid, any balance of the principal amount and interest accrued thereon shall be due and payable on June 4, 2016 (such date being the "Maturity Date"). Each quarterly instalment shall be applied first to interest accrued on the principal amount to the due date of such installment (or, at the election of the holder hereof, to the date of payment of such installment if the same is not paid on its due date) and the balance to the reduction of principal. All Advances made by the Payee pursuant to said Loan Agreement shall be endorsed by the Payee on the reverse side hereof on or before any assignment or transfer hereof by the Payee. On or after the Termination Date (as so defined), the Payee will furnish to the Borrower a Payment Schedule indicating the precise amount of each quarterly installment of principal and interest, and the total amount of each such quarterly installment, to be paid by the Borrower pursuant to such Payment Schedule.

         The Borrower may at its option make prepayments of the principal hereof, in the manner and to the extent provided in said Loan Agreement.

         This Note is secured by a Restated Mortgage and Security Agreement dated as of even date herewith, among the Borrower, the Payee and the United States of America, as it may have been or shall be supplemented, amended, consolidated or restated from time to time (herein called the "Mortgage"). This Note is executed as a renewal of the Secured Promissory Note dated as of June 4, 1981 and executed to the order of the Payee. This Note is the Note referred to in, and has been executed and delivered pursuant to the Loan Agreement. This Note is the Note referred to in, and has been executed and delivered pursuant to, the Loan Agreement.

         IN WITNESS WHEREOF the Borrower has caused this Note to be signed in its corporate name and its corporate seal to be hereunto affixed and to be attested by its duly authorized officers, all as of the day and year first above written.


                                           CAP ROCK ELECTRIC COOPERATIVE, INC.
(SEAL)

Attest:                                    By:
       -------------------------------        -------------------------------
                (Secretary)                             (President)


Loan No.:  TX 107-C-9031

                                                                     Exhibit A-6

                                   SUBSTITUTE
                             SECURED PROMISSORY NOTE

$390,625.00                                                            , 19

CAP ROCK ELECTRIC COOPERATIVE, INC., a Texas corporation (herein called the "Borrower"), for value received promises to pay, without setoff, deduction, recoupment or counterclaim, to the order of NATIONAL RURAL UTILITIES COOPERATIVE FINANCE CORPORATION (herein called the "Payee") at the Payee's office in Herndon, Virginia, or such other place as Payee may designate, in lawful money of the United States, the sum of the aggregate unpaid principal amount of all Advances made by the Payee pursuant to the Loan Agreement dated as of even date herewith, between the Borrower and the Payee (herein called the "Loan Agreement"), on the dates provided in the Loan Agreement (except that if not sooner paid, any balance shall be due and payable on January 20, 2022, such date being the Maturity Date), with interest thereon in like money from the respective dates of each Advance (as defined in the Loan Agreement) hereunder, at the rate or rates and payable at the times provided in said Loan Agreement.

         All Advances made by the Payee pursuant to said Loan Agreement shall be endorsed by the Payee on the reverse side hereof on or before any assignment or transfer hereof by the Payee.

         This Note is secured under a Restated Mortgage and Security Agreement dated as of even date herewith, among the Borrower, the Payee and the United States of America, as it may have been or shall be supplemented, amended, consolidated or restated from time to time (herein called the "Mortgage"). This Note is executed as a renewal of the Secured Promissory Note dated as of January 20, 1987 and executed to the order of the Payee. This Note is the Note referred to in, and has been executed and delivered pursuant to, the Loan Agreement.

         Upon the occurrence of an event of default under the Mortgage, the principal hereof and interest accrued thereon may be declared to be forthwith due and payable in the manner, upon the conditions, and with the effect provided in the Mortgage.

         The Borrower waives demand, presentment for payment, notice of dishonor, protest, notice of protest, and notice of non-payment of this Note.

         IN WITNESS WHEREOF the Borrower has caused this Note to be signed in its corporate name and its corporate seal to be hereunto affixed and to be attested by its duly authorized officers, all as of the day and year first above written.


                                           CAP ROCK ELECTRIC COOPERATIVE, INC.
(SEAL)

Attest:                                    By:
       -------------------------------        -------------------------------
                (Secretary)                             (President)


Loan No.:  TX 107-C-9033

                                                                       Exhibit B

Date:
     -------------------

Governor
National Rural Utilities
  Cooperative Finance Corporation
Woodland Park
2201 Cooperative Way
Herndon, Virginia 22017

Re:
   --------------------------------------------------------------

Dear Sir:

I am counsel for __________________________________________ , organized under the laws of the State of __________ (hereinafter called the "Borrower") and render this opinion to you in connection with the loans in the aggregate of $___________________________ provided for in the consolidating loan agreement (hereinafter called the "CFC Loan Agreement"), dated as of ____________________ 19____ , made by and between the Borrower and National Rural Utilities Cooperative Finance Corporation (hereinafter called "CFC").

I have examined such corporate records and proceedings of the Borrower, and such other documents as I have deemed necessary as a basis for the opinions hereinafter expressed.

I have also examined the following documents as executed and delivered: (1) the CFC Loan Agreement, (2) the Secured Promissory Note (hereinafter called the "CFC Notes"), dated _______________ , 19____, in the principal amount of $_____________________ , payable to the order of CFC, and (3) the Consolidated Mortgage and Security Agreement, (hereinafter called the "Mortgage"), dated as of ______________ , 19____ , made by and Among the Borrower, the United States of America and CFC.

I have also examined, or caused to be examined by competent and trustworthy persons, the records and files of all offices in which there might be recorded, filed or indexed evidence of the Borrower's title, and any liens of any nature whatsoever affecting the title, to any real or personal property of the Borrower other than easements or rights of way relating to the electric lines of the Borrower.

I have supervised, examined, or caused to be examined by competent and trustworthy persons, the recordation of the Mortgage as a mortgage of

Based upon the foregoing, I am of the opinion that:

           (i) the Borrower is a duly organized and validly existing corporation in good standing under the laws of the jurisdiction of its organization, and the Borrower has full corporate power (l) to execute and deliver the CFC Note, the CFC Loan Agreement and the Mortgage; (2) to perform all acts required to be done by it under the CFC Note, the CFC Loan Agreement and the Mortgage; and (3) to own, operate and maintain its properties and operate its business as conducted at the date of this Opinion;

          (ii) to the extent reasonably required for the maintenance and operation of its properties and business taken as a whole, the Borrower has complied with all requirements of the laws of all states in which it operates or does business and holds all certificates, licenses, consents or approvals of governmental authorities required to be obtained on or prior to the date of this Opinion to enable it to engage in the business then transacted by it;

         (iii) the CFC Note, the CFC Loan Agreement, and the Mortgage have been duly authorized, executed and delivered by the Borrower and constitute the valid and binding obligations of the Borrower, enforceable against the Borrower in accordance with their respective terms;

          (iv) the execution and performance by the Borrower of the CFC Note, the CFC Loan Agreement and the Mortgage, and the transactions contemplated thereby will not violate any provision of law, the articles of incorporation, or bylaws* of the Borrower, or result in the breach of, or constitute a default under, any agreement, indenture or other instrument to which the Borrower is a party, or by which it may be bound, known to counsel;

           (v) the Mortgage has been duly recorded and filed, in such manner and to such extent as specified in paragraph "7" under COVENANTS AND WARRANTIES contained in Attachment B to this Opinion, to constitute the Mortgage a validly recorded and filed mortgage lien upon the real and personal property of the Borrower therein described, subject and subordinate only to liens and encumbrances, if any, permitted by paragraph "2" of COVENANTS AND WARRANTIES contained in Attachment B to this Opinion;

-----------------------------------------------
*NOTE: As used herein, "articles of incorporation" includes "certificate of incorporation", "articles of association" or "charter"; and "bylaws" includes "code of regulations".

          (vi) no authorization from any regulatory body is required in connection with the execution and delivery of the CFC Note, the CFC Loan Agreement, or the Mortgage; and

         (vii) I know of no litigation pending or threatened against or affecting the Borrower or its property which, in my opinion, would have a material adverse effect upon the business, operations or financial condition of the Borrower.

I also wish to advise you that nothing has occurred since the date of the opinion of counsel of ____________________, 19_____, heretofore delivered to you, which in any manner changes the effect or application of such opinion with reference to the matters therein set forth, and I confirm that said opinion is true and correct as of the date hereof.

This Opinion (or a true copy thereof) may be relied upon by Manufacturers Hanover Trust Company, as Trustee under the CFC Indenture dated as of December 1, 1972, as amended and supplemented, as if this Opinion were addressed to it. I have read the conditions contained in paragraph (5) of
Section 3.01(b) of said Indenture and the definitions in Article I of said Indenture relating thereto*; in my opinion I have made such examination or investigation as is necessary to enable me to express an informed opinion as to whether or not said conditions will be complied with upon delivery of this Opinion (or a true copy thereof) to said Trustee; and in my opinion, such conditions will be complied with upon such delivery.

Sincerely,




-----------------------------------------------
*NOTE: The conditions and definitions referred to are attached to this Opinion as Attachment A and Attachment B.

                                 ATTACHMENT A

I. Conditions contained in Section 3.01(b), paragraph (5) of the Indenture, dated as of December 1, 1972, made by and between CFC and Manufacturers Hanover Trust Company, Trustee, relating to the requirements that Opinions of Counsel for a member state in substance that as of the date of such Opinion:

                    (i) such Member is duly organized, validly existing and in good standing under the laws of its jurisdiction of organization and has full corporate power to execute and deliver such Mortgage Note, the Loan Agreement pursuant to which it was issued (if any) and the Mortgage securing the same, to perform all acts required to be done by it under such Mortgage Note, Loan Agreement (if any) and Mortgage and to own, operate and maintain its properties and operate its business as conducted at the date of such opinion;

                   (ii) to the extent reasonably required for the maintenance and operation of its properties and business taken as a whole, such Member has complied with all requirements of the laws of all States in which it operates or does business and holds all certificates, licenses, consents or approvals of governmental authorities required to be obtained on or prior to the date of such Opinion to enable it to engage in the business then transacted by it;

                  (iii) such Mortgage Note, Loan Agreement (if any) and Mortgage have been duly authorized, executed and delivered by said Member and constitute the valid and binding obligations of such Member, enforceable against such Member in accordance with their respective terms;

                   (iv) the execution and performance by such Member of such Mortgage Note, Loan Agreement (if any) and Mortgage, and the transactions contemplated thereby, will not violate any provisions of law, the Articles of Incorporation or by-laws of such Member, or result in the breach of, or constitute a default under, any agreement, indenture or other instrument to which such Member is a party, or by which it may be bound, known to such Counsel;

                    (v) such Mortgage has been duly recorded and filed (in such manner and to such extent, as shown by such Opinion, as specified in paragraph 7 under COVENANTS AND WARRANTIES in Schedule l to this Indenture)* to constitute such Mortgage a validly recorded and filed lien upon the real and personal property of such Member therein described, shown by such Opinion to be subject and subordinate only to liens and encumbrances, if any, permitted by paragraph 2 under said PAGE COVENANTS AND WARRANTIES;*



-----------------------------------------------
*NOTE:  Provisions of paragraphs 2 and 7 under COVENANTS AND WARRANTIES in
        Schedule 1 of the Indenture are attached as Attachment B.

ATTACHMENT A
Page 2

                   (vi) no authorization from any regulatory body is required in connection with the execution and delivery of such Mortgage Note, Loan Agreement (if any) or Mortgage or that each such authorization so required has been obtained; and

                  (vii) such Counsel knows of no litigation pending or threatened against or affecting such Member or its property which, in the opinion of such Counsel (or in the opinion of such Member as evidenced by a certificate of the manager or other responsible officer of such Member annexed to said Opinion), would have a material adverse effect upon the business, operations or financial condition of such Member.

II. Definitions, contained in Article I of the Indenture, relating to the foregoing conditions:

                  COMPANY - means National Rural Utilities Cooperative Finance Corporation until a successor corporation shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Company" shall mean such successor corporation.

                  DISTRIBUTION SYSTEM MEMBER - means a Member 50% or more of whose gross operating revenues are derived from sales of electricity to ultimate consumers, determined as of the end of the last Completed Calendar Year.

                  INDENTURE - means this instrument as originally executed or as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof.

                  LOAN AGREEMENT - means a loan agreement (if any) between a Member and the Company (or between a Member and a wholly-owned subsidiary of the Company whose interest has been assigned to the Company) providing for the issuance of Mortgage Notes.

                  MEMBER - means any Person which is a member or patron of the Company, or any Person which at any time has been or is eligible to borrow from REA under the Rural Electrification Act of 1936, as from time to time in effect.

                  MORTGAGE - means a mortgage or deed of trust or pledge of revenues securing one or more Mortgage Notes (i) which complies with the requirements set forth in Schedule 1 here to annexed and made a part hereof, or, in the case of a change in the status of a Distribution System Member to a Power System Member, or vice versa, which complies with the requirements set forth in Schedule l either with respect to mortgages or deeds of trust or pledges of revenues of Power System Members or with respect to mortgages or deeds of trust or pledges of revenues of Distribution System Members, as said Schedule 1 shall have

ATTACHMENT A
Page 2

         been amended from time to time in accordance with the provisions hereof, (ii) which was made to the Company (or to a wholly-owned subsidiary of the Company whose interest has been assigned to the Company) or to a Trustee or Trustees under a trust indenture,
         (iii) as to which the interest of the Company (if any) has been assigned to the Trustee and (iv) an executed or true copy of which has been delivered to the Trustee.

                  MORTGAGE NOTE - means a note or bond of a Member payable to the Company (or a wholly-owned subsidiary of the Company whose interest has been assigned to the Company) and pledged with the Trustee.

                  OPINION OF COUNSEL - means a written opinion of counsel, who may (except as otherwise expressly provided in this Indenture) be counsel for the Company or for a Member.

                  PERSON - means any individual, corporation, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

                  POWER SYSTEM MEMBER - means a Member, other than a Distribution System Member.